GOVERNMENT GRANTS	12 Months Ended
Dec. 31, 2024
Government Grant [Abstract]
GOVERNMENT GRANTS	GOVERNMENT GRANTS

	2024	2023
	US$’000	US$’000
Deferred government grants	6,686	7,373
Current	532	68
Non-current	6,154	7,305
Government grants received by the Company were related to the subsidies received from local government authorities for the purpose of compensation for the expenditure on certain facilities and were credited to a deferred income account. The grants were released to other income and gains over the expected useful lives of the relevant assets. The group also received certain financial subsidies from local government authorities to support local business. There were no unfulfilled conditions and other contingencies attached to these government grants. These government grants were recognized in other income and gains upon receipt.